UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

DUNKIN’ BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35258	20-4145825
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Royall Street Canton, Massachusetts	02021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 737-3000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DNKN	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 30, 2020, Dunkin’ Brands Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Inspire Brands, Inc., a Delaware corporation (“Parent”), and Parent’s indirect wholly-owned subsidiary, Vale Merger Sub, Inc., a Delaware corporation (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company at a price of $106.50 per Share, net to the holder of such share, in cash, without interest, but subject to any applicable withholding of taxes (the “Offer Price”). If certain conditions are satisfied and the Offer closes, Parent will acquire any remaining shares that are not tendered in the Offer by a merger of Merger Sub with and into the Company (the “Merger”).

The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), which permits completion of the Merger without a shareholder vote, as soon as practicable following consummation of the Offer. The obligation of Parent and Merger Sub to consummate the Offer is subject to various conditions, including that there be validly tendered and not validly withdrawn that number of Shares representing, together with the number of Shares otherwise owned by Parent or its affiliates, at least a majority of the Shares outstanding as of the scheduled expiration of the Offer (the “Minimum Tender Condition”). The Minimum Tender Condition may not be waived by Merger Sub without the prior written consent of the Company. Merger Sub will not be obligated to consummate the Offer on or prior to December 18, 2020. The obligation of Merger Sub to consummate the Offer is also subject to the expiration of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary conditions. Consummation of the Offer is not subject to a financing condition.

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company pursuant to the provisions of Section 251(h) of the DGCL as provided in the Merger Agreement, with the Company being the surviving corporation. At the effective time of the Merger (the “Effective Time”), each Share (other than (i) Shares irrevocably accepted for purchase in the Offer, (ii) Shares held in the treasury of the Company, (iii) Shares owned by any direct or indirect wholly-owned subsidiary of the Company and Shares owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of Parent immediately prior to the Effective Time and (iv) Shares owned by a holder who was entitled to demand and who has properly demanded appraisal for such Shares under Section 262 of the DGCL and as of the Effective Time has neither effectively withdrawn nor lost such holder’s rights to such appraisal under DGCL with respect to such Shares) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price. At the Effective Time, except as otherwise provided in the Merger Agreement, each outstanding stock option and each outstanding restricted stock unit that is subject to vesting conditions based solely on continued employment or service to the Company or any of its subsidiaries will become fully vested and/or exercisable, as applicable, and will be cancelled and converted into the right to receive an amount in cash equal to, in the case of a stock option, the amount by which the Offer Price exceeds the applicable exercise price per stock option multiplied by the number of shares of Common Stock subject to such stock option and, in the case of a restricted stock unit, the product of the Offer Price and the number of shares of Common Stock subject to such restricted stock unit. At the Effective Time, each outstanding restricted stock unit subject to performance-based restrictions (a “Performance Stock Unit”) will be cancelled and converted into the right to receive an amount in cash equal to the product of the Offer Price and the number of shares of Common Stock subject to such Performance Stock Unit, with the number of shares of Common Stock subject to such Performance Stock Unit determined to be at or above one hundred percent of the target number of the Performance Stock Unit subject to such award, depending on the performance period associated with the Performance Stock Units.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. Subject to the terms of the Merger Agreement, the Company has agreed to operate its business in the ordinary course until the Effective Time. The Company has also agreed, subject to certain conditions, not to solicit or engage in discussions with third parties regarding other acquisition proposals. Parent and Merger Sub have agreed to use reasonable best efforts to take actions that may be required in order to obtain antitrust approval of the proposed transaction, subject to certain limitations.

The Merger Agreement also includes customary termination provisions for both the Company and Parent, subject, in certain circumstances, to the payment by the Company or Parent of a termination fee of $268 million or $469 million, respectively. The Company must pay Parent the $268 million termination fee in the event that the Merger

Agreement is terminated by Parent following a change of recommendation by the board of directors of the Company (the “Company Board”) or if the Company terminates the Merger Agreement to enter into an agreement with respect to a proposal from a third party that is a superior alternative to Parent’s, in each case, as is more particularly described in the Merger Agreement. The Company must also pay Parent the termination fee if the Merger Agreement is terminated because the Offer, under specified circumstances, has not been consummated by the Outside Date (as defined in the Merger Agreement), a third party has made another acquisition proposal to the Company prior to the expiration of the Offer, and, within nine (9) months following the termination of the Merger Agreement, the Company consummates a transaction with respect to such acquisition proposal or enters into a definitive agreement in connection with an acquisition proposal and consummates such transaction. Parent must pay the Company the $469 million termination fee (the “Parent Termination Fee”) in the event that (i) the Merger Agreement is terminated as a result of any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement by Parent or Merger Sub that causes the conditions to the Offer not to be satisfied (or not to be capable of being satisfied, subject to certain cure periods) (a “Breach Termination”), (ii) all of such conditions to the closing of the Offer have been satisfied (or will be satisfied at the Offer expiration time), the Company provides irrevocable notice of its willingness to consummate the Offer and the Merger as required by the Merger Agreement, and Parent and Merger Sub fail to consummate the Offer within three business days of the Offer expiration time (a “Failure to Close Termination”) or (iii) the merger agreement is terminated as a result of the Offer having not been consummated by the Outside Date when the Company could have then terminated the Merger Agreement pursuant to a Breach Termination or Failure to Close Termination. The parties to the Merger Agreement are also entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and, subject to certain limitations, to specifically enforce the terms and provisions of the Merger Agreement.

The Company Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of the Company and its stockholders, (ii) declared it advisable to enter into the Merger Agreement, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, and (iv) resolved to recommend that the stockholders of the Company accept the Offer and tender their Shares to Merger Sub pursuant to the Offer.

Parent has obtained commitments for the equity portion of the financing for the Offer and the Merger from certain investment funds affiliated with Roark Capital Management LLC and such investment funds have also agreed to guarantee certain payment obligations under the Merger Agreement, including the payment of the Parent Termination Fee. A subsidiary of Parent has obtained commitments for a portion of the financing for the Offer and the Merger. Each of the foregoing commitments is subject to customary conditions. Parent intends to fund the remaining portion of the consideration payable in the Offer and the Merger from cash on hand and from the existing debt facilities of Parent and Parent’s subsidiaries.

The Offer will initially remain open for twenty business days, subject to possible extension on the terms set forth in the Merger Agreement. The parties currently expect the Offer and the Merger to be completed in the fourth quarter of 2020.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Merger Sub and Parent and are subject to important qualifications and limitations agreed to by the Company, Merger Sub and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) or may have been used for purposes of allocating risk among the Company, Merger Sub and Parent rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Item 7.01	Regulation FD.

On October 30, 2020, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto.

*****

Additional Information and Where to Find It

The tender offer for the outstanding shares of Company common stock described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company’s common stock, nor is it a substitute for any tender offer materials that Inspire Brands, Inc., Vale Merger Sub, Inc. or the Company will file with the U.S. SEC. A solicitation and offer to buy shares of the Company common stock will be made only pursuant to an offer to purchase and related materials that Inspire Brands, Inc. intends to file with the SEC. At the time the tender offer is commenced, Inspire Brands, Inc. will cause Vale Merger Sub, Inc. to file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE RELATED SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT WILL BE FILED BY THE COMPANY WITH THE SEC, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO THAT SHOULD BE READY CAREFULLY. Both the tender offer statement and the solicitation/recommendation statement will be made available at no charge on the SEC’s website: www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other tender offer documents (once they become available) will be mailed to the Company stockholders free of charge and additional copies may be obtained free of charge, by contacting Dunkin’ Brands Investor Relations either by telephone at 781-737-3200 or by e-mail at Investor.Relations@DunkinBrands.com or on the Company’s website at www.dunkinbrands.com. In addition to the offer to purchase, the related letter of transmittal and certain other documents, as well as the solicitation/recommendation statement, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at www.dunkinbrands.com.

Cautionary Note Regarding Forward-Looking Statements

This filing, as well as the exhibits attached hereto, contain forward-looking statements and projections within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Generally, these statements may be identified by the use of words such as “expect,” “intend,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words and include, among other things, statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. In particular, some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements include, among others: (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) uncertainty surrounding how many of the Company’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including franchisees and licensees; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Inspire Brands, Inc.’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of the Company; (x) Inspire Brands, Inc.’s level of leverage and debt, including covenants that restrict the operation of its business; (xi) Inspire Brands, Inc.’s ability to service outstanding debt or obtain additional financing; and (xii) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by Inspire Brands, Inc. and the Company, as applicable. The actual financial impact of the transaction may differ from the expected financial impact described in this filing or the exhibits attached hereto. Therefore, you should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 30, 2020, among the Company, Inspire Brands, Inc. and Vale Merger Sub, Inc.

99.1	Joint Press Release, dated October 30, 2020, issued by the Company and Inspire Brands, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Katherine D. Jaspon
Katherine D. Jaspon
Chief Financial Officer

Dated: November 2, 2020